UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

Frontdoor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway,
Memphis, Tennessee		38125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 901 701-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company held its 2024 Annual Meeting of Stockholders. The holders of 94.54% shares of the Company’s common stock (or 73,736,582 of the 77,990,734 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the nine persons listed below to serve as directors for a term of one year expiring at the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2024; (3) approved, on an advisory basis, the Company’s named executive officer compensation; and (4) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Each of these proposals is described in greater detail in the 2024 Proxy Statement. Set forth below are the voting results for these proposals.

(1)
Election of nine directors for a term of one year expiring at the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office:

Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William C. Cobb	69,110,568	1,952,685	243,840	2,429,489
Lara H. Balazs	70,597,321	662,931	46,841	2,429,489
D. Steve Boland	70,091,687	1,168,561	46,845	2,429,489
Anna C. Catalano	70,053,965	1,206,190	46,938	2,429,489
Peter L. Cella	70,709,794	550,454	46,845	2,429,489
Christopher L. Clipper	70,164,890	1,095,358	46,845	2,429,489
Balakrishnan A. Ganesh	70,730,037	530,153	46,903	2,429,489
Brian P. McAndrews	69,538,837	1,721,414	46,842	2,429,489
Liane J. Pelletier	70,709,315	550,937	46,841	2,429,489

(2)
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,645,021	47,393	44,168	0

(3)
Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,288,483	2,914,162	104,448	2,429,489

(4)
Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 years	3 Years	Abstentions	Broker Non-Votes
69,469,989	2,140	1,807,505	27,459	2,429,489

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2024	By:	/s/ Jeffrey A. Fiarman
Name: Jeffrey A. Fiarman Title: Senior Vice President, Chief Legal Officer and Secretary